                                                                    EXHIBIT 10.5




                               [GRAPHIC OMITTED]




                     TRM AND THE BANCORP.COM ATM AGREEMENT





                              TRM ATM CORPORATION
                             5208 N.E. 122nd Avenue
                          Portland, Oregon 97230-1074
                                 1-800-877-8762




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
                               TABLE OF CONTENTS

Clause                                                                      Page

1.  Definitions and Interpretation ............................                1

2.  TRM Services ..............................................                1

3.  Retailer Services .........................................                2

4.  ATM Deployment and Location Selection .....................                3

5.  Functions of ATM ..........................................                3

6.  Branding of ATMs and Merchandising ........................                3

7.  Convenience Fees ..........................................                4

8.  Liability .................................................                4

9.  Insurance .................................................                4

10. Term ......................................................                4

11. Termination ...............................................                5

12. Consequences of Termination ...............................                5

13. Force Majeure .............................................                6

14. Applicable Laws ...........................................                6

15. General ...................................................                6

16. Assignment and Subcontracting .............................                6

17. Notices ...................................................                6

18. Governing Law and Jurisdiction ............................                7

19. Counterparts ..............................................                7

Schedule 1 ATM DEPLOYMENT .....................................                8

Schedule 2 COMMISSIONS ........................................                9

Schedule 3 ACH AUTHORIZATION RELEASE ..........................               10

Schedule 4 ATM MERCHANDISING ..................................               11



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TRM and The Bancorp.Com ATM Agreement                                     9/7/00

This ATM Agreement (the "Agreement") is made this 11th day of September 2000 (the "Effective Date"),

BETWEEN:

(1) TRM ATM CORPORATION, an Oregon corporation, being referred to herein as "TRM," whose corporate office is located at 5208 N.E. 122nd Avenue, Portland, OR 97230-1074.

(2) The Bancorp.com, Inc., a Delaware corporation, being referred to herein as the "Retailer", whose corporate office is located 405 Silverside Road, Wilmington, Delaware 19809

WHEREAS:

(A) TRM is interested in installing and operating ATMs at locations occupied by the Retailer

(B) Each of TRM and Retailer has agreed to provide certain services to the other.

THE PARTIES AGREE:

1.      DEFINITIONS AND INTERPRETATION

        1.1    In this Agreement:

        "ATM" means an automated teller machine subject to this Agreement, which has been installed at a Location;

        "ATM TRANSACTIONS" means a cash withdrawal from an ATM generating a Convenience Fee;

        "CONVENIENCE FEE" means a fee charged by TRM to a cardholder in respect of a cash withdrawal from an ATM, which is due to TRM and in which the Retailer may share pursuant to Schedule 2;

        "LOCATION" means premises in the USA where an ATM is, or is to be, installed and operated pursuant to this Agreement;

        "LOCATION OWNER" means the owner or lessee of a Location who is entitled to grant the right to TRM to install and maintain an ATM at that Location;

        "MERCHANDISING" means all material displaying the TRM Trade Mark as defined in this Section and includes, but is not limited to all signs, mobiles, banners, displays, decals and toppers.

        "OPENING HOURS" means the hours during which the Location is open for business;

        "QUARTER" means a three month period ending March 31, June 30, September 30 and December 31;

        "RETAILER SERVICES" means the services specified in clause 3;

        "TRADE MARKS" means any trade marks or trade names, service marks, logos or other identifiers owned, controlled or licensed by a person;

        "TRM SERVICES" means the services specified in clause 2;

        "YEAR" means the period of twelve months beginning on the date hereof and each subsequent consecutive period of twelve months.

        1.2    In this Agreement, reference to:

               1.2.1 a document in the "agreed form" is a reference to a document in the form approved and for the purposes of identification signed by or on behalf of each party.

               1.2.2 a person includes a reference to a body corporate, association or partnership.

               1.2.3 a person includes a reference to that person's legal personal representatives, successors and lawful assigns; and

               1.2.4 a clause or schedule, unless the context otherwise requires, is a reference to a clause or schedule to this Agreement.

        1.3 The headings in this Agreement do not affect its interpretation.

2.      TRM SERVICES

        TRM shall:

        2.1 provide to Retailer the TRM Services, at TRM's own expense, unless otherwise indicated, with all reasonable care and skill, in accordance with the terms of this Agreement.

        2.2 ensure that, on installation, an ATM shall be of satisfactory quality, be fit for its purpose and that the ATM (TRM has no responsibility for the security of the location) shall meet any reasonable minimum security.


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TRM and The Bancorp.Com ATM Agreement   1 of 11                           9/7/00

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        2.3    install ATMs with Retailer in accordance with the provisions set out in Schedule 1 and as otherwise specified in this Agreement.

        2.4 At Retailer's expense procure the installation of a dedicated telephone line for the exclusive use of each ATM, (which line shall be owned by TRM) the co-ordination of which will be the responsibility of and in the control of TRM.

        2.5 At Retailer's expense provide the fully-operational, dedicated electrical circuits (110 volts) necessary for the operation of each ATM at a Location (the specific location of such circuits within each store to be determined by TRM and Retailer).

        2.6 at its sole cost, choose, deliver, install (including bolting to the floor), operate and maintain in good operating condition, the ATMs.

        2.7 pay for continuing monthly phone service related to the phone line dedicated to the ATMs.

        2.8 provide for all necessary servicing, with the exception of 3.3, and maintenance of the ATMs, provide all necessary supplies.

        2.9    Provide cash management services.

        2.10 provide Retailer with detailed monthly transaction volume reports for each ATM installed at a Location, such reports to be mailed to Retailer no later than the 25th date of the month following that month covered by such report.

        2.11 make payments required by this agreement to Retailer on or before the 25th day of the month following that month to which payment is attributable, such payment to be forwarded to the bank account of the Retailer.

        2.12 display on each ATM a toll free telephone number for ATM customer assistance and provide customer assistance, including resolving customer complaints respecting ATM service.

        2.13 as the retailer's expense, apply for all permits required by governmental or regulatory authorities for the installation and operation of the ATMs within Stores.

        2.14 indemnify, hold harmless and defend Retailer for any damage to a Location caused by the installation of an ATM and claims relating to the malfunctioning of any ATM.

3.      RETAILER SERVICES

        Retailer shall:

        3.1 provide to TRM the Retailer Services with all reasonable care and skill and in accordance with the terms of this Agreement.

        3.2 pay for the on-going power necessary to promote and operate the ATM.

        3.3 provide first line maintenance (replacement of printer paper, undoing paper and cash jams, etc.) on an as needed basis such that ATM uptime is maximized.

        3.4 provide an appropriate and sufficient location within a highly visible location (which locations shall be normally agreed upon by the parties) for the installation and operation of each ATM.

        3.5    provide public access to each ATM during Opening Hours.

        3.6 provide adequate amounts of "ATM Fit" money and secure cash while ATM is being serviced.

        3.7 at its sole cost, choose and procure cash delivery services (cash in-transit company) which will be managed by TRM.

        3.8 provide TRM, its employees and its authorized agents free and unobstructed access to each ATM during Opening Hours for the purpose of site inspection, maintenance, repair, and installation or removal of ATMs; but, except as required under Clause 3.3 or 3.11, at no time shall Retailer authorise or permit its personnel or any other person not authorized by TRM to make repairs, alteration, modifications or attachments to the ATMs. In the event that TRM is not able to secure such access in respect of any Location on more than 3 occasions in any 3 month period, TRM shall be entitled to discontinue providing the TRM Services in respect of any AMTs situated on that Location in accordance with Clauses 11 and 12. Repair of the ATM by TRM or its agents could require Retailer to pay for a "meet and greet" by Retailer's cash in-transit company.


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        3.9    use its best efforts to ensure that no liens, encumbrances or security interests in favor of Retailer's creditors attach to the ATMs, and, upon request by TRM, use its best efforts to obtain a waiver, in recordable form, from all persons with an interest in the Location where any ATM may be located, waiving any potential claim or priority over TRM or its assignee with respect thereto.

        3.10 promptly notify TRM (by calling a toll free telephone number provided by TRM), when, to Retailer's actual knowledge, any condition exists which renders an ATM inoperative.

        3.11 carry out timely performance of minor "housekeeping-type" cleaning of the exterior of the ATMs.

        3.12 assume responsibility for the cost of replacement and repairs to the ATMs which are necessary due to misuse, vandalism or damage caused by Retailer's employees.

        3.13 provide security against theft, or other loss due to crime, of each ATM, to the same extent such security is provided with respect of the Location to other third-party/vendors of Retailer who own property located within such Stores.

        3.14   allow and facilitate the placement of merchandising, per
               Schedule 4, as outlined in clause 6.

        3.15 provide a list of Locations approved by the Retailer for ATM installation by TRM. Additional approved Locations shall be added to Schedule 1 as amendments to the Schedule.

        3.16 not provide "cash back" at the register in any amount during the term of the ATM placement.

        3.17 Pay TRM, via ACH Authorization, a monthly rental fee of $225.00, plus sales tax as appropriate, per ATM. TRM may offset rental fees then payable against Retailer's share of the Convenience Fee revenue. Rental fee for the first month is due prior to ATM installation.

4.      ATM DEPLOYMENT AND LOCATION SELECTION

        4.1    Initial Locations identified for ATM placement are listed in
               Schedule 1.

        4.2 Retailer acknowledges and declares that in all events, each of the ATMs and associated ATM merchandising shall remain the sole and exclusive property of TRM and Retailer will not obtain any right, title or interest to the ATMs, the contents of the ATMs and/or any ATM merchandising under this Agreement.

        4.3 For the avoidance of doubt, nothing in this Agreement shall prevent TRM from financing the acquisition, leasing or otherwise dealing with the ATMs in the ordinary course of business.

        4.4 In the event of the sale of a Location where an ATM is located (whether one or more or all locations), to a third party, Retailer will provide TRM with the name of the proposed purchaser to the extent not prohibited by an obligation of confidentiality. Retailer shall use its best efforts to cause the purchaser to assume Retailer rights and obligations as to the affected ATM in the store location.

5.      FUNCTIONS OF ATM

        Each ATM shall be capable of providing a range of electronic fund transfer services, including, but not limited to, cash withdrawals, the transfer of funds between accounts and account balance inquiries.

6.      BRANDING OF ATMS AND MERCHANDISING

        6.1 Retailer acknowledges that TRM shall advertise the ATMs, and Retailer authorizes TRM to advertise the existence and Location of the ATMs and the service offered in such media and in such manner as TRM deems appropriate. Retailer grants TRM a revocable, non-exclusive, non-transferable, world-wide, royalty-free license to use Retailers Trade Marks in connection with the ATMs. TRM acknowledges that except as set forth herein, it has no right, title or interest in Retailer's Trade Marks. Any other use of Retailer's name or logo without the prior written approval of Retailer is prohibited. TRM may disclose the existence of its relationship with Retailer to third parties.


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        6.2    The parties agree that TRM (at its own expense) shall, at its option, upon installation of an ATM at a Store, install at the Store appropriate signs and promotional banners to be located at the Store premises with the consent of Retailer which consent shall not be unreasonably withheld. Retailer will allow TRM to place signage, with the prior consent of Retailer, both in and outside the Store plus on exterior pylons if they exist and placement is consistent with local regulations and lease restrictions.

        6.3 Retailer shall not, without the prior written consent of TRM, alter, deface or remove in any manner any TRM Trade Marks on the ATMs or the screens of the ATMs.

        6.4 Retailer shall not, at any time while TRM or other party retains any right to any TRM Trade Marks, adopt, use or register without the prior written consent of such relevant owner or licensor (as appropriate) any word or symbol or combination of words and symbols which is confusingly similar to any TRM Trade Marks for goods or services for which any TRM Trade Marks are used by TRM or the relevant owner or licensor.

        6.5 Retailer and TRM acknowledge that this Agreement does not operate to vest any right, title or interest in any other party's Trade Marks and that all goodwill resulting from the use of any Trade Marks pursuant to this Agreement shall accrue to the relevant owner.

7.      CONVENIENCE FEES

        The parties acknowledge that the amount of the Convenience Fee at the date of this Agreement for non Retailer customers is a minimum of $1.00. All Convenience Fees shall be determined by the Retailer. The Retailer's customers will have no transaction fee assessed when using the ATM. TRM shall charge and collect the Convenience Fee on behalf of both TRM and Retailer in order for the parties to share the Convenience Fee as specified in Schedule 2.

8.      LIABILITY

        8.1 Each party ("the Indemnifying Party") shall be responsible for and shall indemnify and keep indemnified the other party, its employees and agents ("the Indemnified Party") from and against any liability, loss and claim whatsoever and out of pocket costs expenses (including, without limitation, legal costs and expenses) reasonably incurred in relation thereto which arise as a result of the Indemnifying Party's breach of its obligations under this Agreement and/or any statutory duty related to its performance under this agreement provided that, save for death and personal injury, the total liability in respect of such indemnity by Retailer shall in no event excised $500,000 in respect of any one event, or $1 million in the aggregate and the total liability in respect of such indemnity by TRM shall in no event exceed $500,000 in respect of any one event, or $1 million in the aggregate.

        8.2 Notwithstanding the provisions of clause 8.1, neither party shall in any circumstances be liable to the other for any incidental, indirect, special or consequential damages or loss of any kind, including, but not limited to loss of anticipated profits, loss of use of equipment or services, cost of substitution goods or damages to business, goodwill or reputation arising from the performance or non performance of any aspect of this Agreement, whether in contract or tort or otherwise.

9.      INSURANCE

        9.1 Without prejudice to the obligations under Clause 8 of this Agreement, the parties shall maintain public liability insurance with a reputable insurer or insurers, in a sum not less than $500,000. Such insurance shall be maintained in force during the term of this Agreement.

        9.2 TRM will maintain insurance on equipment and merchandising only.

10.     TERM

        The term of this Agreement shall be sixty (60) months commencing from the date of installation for each individual ATM. Installation being defined as the date of the first transaction. The initial sixty (60) month term shall automatically be renewed for an additional 12 month period, unless, prior to ninety (90) days before the expiration of the then-existing term, TRM or Retailer notifies the other in writing of its intent to terminate this Agreement.


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TRM and The Bancorp.Com ATM Agreement   4 of 11                           9/7/00

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11.     TERMINATION

        11.1 A party (the "Initiating Party") may terminate this Agreement with immediate effect by notice to the other party (the "Breaching Party") on or at any time after the occurrence of an event specified in Clause 11.2.

        11.2   The events are:

               11.2.1 the Breaching Party being in material breach of a material obligation under this Agreement and, if the breach is capable of remedy, failing to remedy the breach within thirty (30) days starting on the day after receipt by the Breaching Party of written notice from the Initiating Party giving full details of the breach and requiring the Breaching Party to remedy the breach.

               11.2.2 the Breaching Party passing a resolution for its winding up or a court of competent jurisdiction making an order for the Breaching Party winding up or dissolution of the Breaching Party.

               11.2.3 the appointment of a receiver of any part of its premises, or any proceeding for the relief of debtors is filed by or against the Breaching Party, or Breaching Party should make a general assignment for the benefit of creditors, suspend business, become insolvent, or an attachment or execution is levied or taxed or other lien is filed against Breaching Party's property.

               11.2.4 the Breaching Party making an arrangement or composition with its creditors generally or making an application to a court of competent jurisdiction for protection from its creditors under any Chapter of the U.S. Bankruptcy Code act.

        11.3 Notwithstanding any other term of this Agreement, TRM shall be entitled to terminate this Agreement:

               11.3.1 if retailer fails to make the rental payment to TRM per Clause 3.17, TRM may terminate this agreement with immediate effect by notice to the retailer and remove the ATM at the earliest possible opportunity, 11.3.2 if
                       (i) the condition of Retailer's affairs shall change so as to, in TRM's opinion in its sole discretion, increase the business risk involved in connection with this Agreement, (ii) TRM network agreements change, (iii) any statute, regulation or law is passed which, in TRM's opinion in its sole discretion, makes TRM's performance hereunder unprofitable to TRM or impossible, or such performance would violate any such statute, regulation or law, or (iv) Retailer in any way materially breaches this Agreement, per Clause 11.2.1,

               11.3.2 if the number on Convenience Fee transactions fall below 200 per month any time after 90 days from first transaction date

               TRM may, it is option, with ninety (90) days written notice, terminate this Agreement as to any or all the Stores. In the event of termination, TRM has the right to remove all ATM's, related equipment and signs, at TRM's expense. Any damages resulting in required repairs to the Retailer's Locations as a result of removal of the ATM or related merchandising will be paid for by TRM.

        11.4 Retailer shall be entitled to terminate this Agreement with respect to any or all of the ATMs upon thirty (30) days notice to TRM, in which event Retailer shall pay TRM an amount equal to present value at 50% of remaining term for each such ATM.

12.     CONSEQUENCES OF TERMINATION

        12.1 Each party's further rights and obligations cease immediately on termination of this Agreement, but termination does not affect a party's accrued rights, obligations and remedies at the date of termination.


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        12.2   Notwithstanding the termination of this Agreement, Clauses 1,
               8, 11, 12, 14 and 15 of this Agreement, together with such clauses survival of which is necessary for the interpretation or enforcement of this Agreement, shall remain in full force and effect.

        12.3 On termination of this Agreement, TRM shall remove all ATMs and merchandising from the Locations.

        12.4   On termination of this Agreement, Retailer shall:

               12.4.1 permit TRM to remove ATMs and merchandising from the Locations.

               12.4.2 deliver up to TRM or, at the option of TRM, destroy, any documents or other materials containing the Confidential Information of TRM in the possession or control of Retailer as at the date of termination of this Agreement.

13.     FORCE MAJEURE

        13.1 If a party (the "AFFECTED PARTY") is prevented, hindered or delayed from or in performing any of its obligations under this Agreement by a Force Majeure Event (as defined in Clause 13.2), the Affected Party's obligations under this Agreement are suspended while the Force Majeure Event continues and to the extent that it is prevented, hindered or delayed provided that if the relevant event continues for more than 60 days, the non Affected Party may terminate this Agreement by giving 5 days written notice of termination.

        13.2 In this Clause 13, "Force Majeure Event" means an event beyond the reasonable control of the Affected Party and unknown to the Affected Party at the date of this Agreement including, without limitation, strike, lock-out, labour dispute, (but excluding strikes, lockouts and labour disputes involving employees of the Affected Party or its subcontractors) act of God, war, riot, civil commotion, malicious damage (but excluding malicious damage involving the employees of the Affected Party or its subcontractors) accident, fire, flood and storm.

14.     APPLICABLE LAWS AND DATA PROTECTION

        Both parties shall comply with all applicable laws, rules, regulations, by-laws and codes of practice in performing their respective obligations under this Agreement.

15.     GENERAL

        15.1 This Agreement and any document referred to in this Agreement constitute the entire agreement, and this Agreement supersedes any previous agreement between the parties relating to the subject matter of this Agreement.

        15.2 An Amendment of this Agreement is valid only if it is in writing and signed by or on behalf of each party.

        15.3 The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

        15.4 Except where this Agreement provides otherwise, the rights and remedies contained in this Agreement are cumulative and not exclusive of rights or remedies provided by law.

16.     ASSIGNMENT AND SUBCONTRACTING

        16.1 No assignment may be made without the express written consent of the other party, which consent shall not be unreasonably withheld.

        16.2 For the avoidance of doubt, TRM shall be entitled to sub-contract any part of its obligations under this Agreement provided that TRM shall remain liable for all acts or omissions of its sub-contractors.

17.     NOTICES

        17.1 A notice or other communication under or in connection with this Agreement shall be in writing in the English language and may be delivered personally or sent by first class mail pre-paid recorded delivery (and pre-paid recorded delivery air mail), overnight carrier or by fax as follows:


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        17.1.1 if to TRM, to:

               TRM ATM Corporation
               Attn: Sr. VP Sales & Marketing
               5208 N.E. 122nd Avenue
               Portland OR 97230-1074

               (Fax: 1-800-998-3721)

        17.1.2 if to Retailer, per Schedule 4.

        or to another person, address of fax number as may be specified by a party by written notice to the other.

17.2 In the absence of evidence of earlier receipt, a notice is deemed given:

        17.2.1 if delivered personally, when left at the address referred to in Clause 17.1.1.

        17.2.2 if sent by mail, air mail, the date of delivery as recorded;
               and

        17.2.3 if sent by fax, on such date is evidenced on a fax transmission confirmation report.

        provided that if such notice would, in accordance with the provisions of this Clause 17.2 be deemed received outside working hours, it shall be deemed received on the next business day.

18.     GOVERNING LAW AND JURISDICTION

        This Agreement shall be governed by the laws of the State of Oregon.

19.     COUNTERPARTS

        This Agreement may be executed in any number of counterparts.

As witness the duly authorized representatives of the parties the day and year first before written:

TRM ATM CORPORATION

      /s/ Danial Tierny
By: ________________________
      MAY, 29 2001

THE BANCORP.COM.INC.

      /s/ Frank M. Mastrangelo
By: __________________________
      Frank M. Mastrangelo
      President, COO


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                               TRM & THE BANCORP
              AMENDMENT TO ATM AGREEMENT DATED SEPTEMBER 11, 2000

           Conditions & Penalties for Failure to Install by Scheduled Installation Date or Failures Causing Downtime of the ATM after Install:

    1) The Bancorp must provide TRM with 6 weeks lead time to install any single or multiple (up to 5) new ATM placements. In the event that 6 or more new sites are requested, TRM will provide The Bancorp with an install schedule as close to the six week lead time as possible.

    2) Once complete location information has been received by TRM Key Accounts or Sales, scheduling will occur.

    3) In the event that the ICL (Initial Cash Load) is unable to be completed due to equipment failure or installation issues as a direct result of TRM or its sub-contractors within 1 business day (Monday - Friday) from the date of install (date ATM is scheduled to "go live"), TRM will credit The Bancorp a full month's rental fee of $195.00, plus 100% of the surcharge for the period of time the ATM is unable to transact. (Surcharge penalty will be based on the average daily transaction volume of all TRM/The Bancorp locations for the month that the location is unable to transact)

    4) In the event that the ATM is unable to transact after the ICL has been completed and the cause of the failure is a direct result of TRM or its sub-contractors, TRM will have 48 hours from the time notified to rectify the problem or TRM will credit The Bancorp with a full month's rental fee of $195.00, plus 100% of the surcharge for the period of time the ATM is unable to transact (Surcharge penalty will be based on the prior 30-day average, or whatever the actual days available since install if less then 30 days, daily transaction volume of the site).



TRM CORPORATION

/s/ Danial Tierny
--------------------------------------------------------------------------------
Signature

DANIAL J. TIERNY   SR VP CUSTOMER DEVELOPMENT
--------------------------------------------------------------------------------
Name & Title

MAY 17, 2001
--------------------------------------------------------------------------------
Date



The BANCORP.COM

/s/ Jill Kelly
--------------------------------------------------------------------------------
Signature

Jill E Kelly   Senior Vice President
--------------------------------------------------------------------------------
Name & Title

5.22.01
--------------------------------------------------------------------------------
Date

                               TRM & THE BANCORP
             AMENDMENT II TO ATM AGREEMENT DATED SEPTEMBER 11, 2000

                        Revision to Articles 2.9 & 3.17

Based on agreement by both parties, Article 2.9 will be deleted from said agreement effective with the April, 2001 billing. TRM will no longer be providing cash management services to the Bancorp on any of the ATM's covered under this agreement, i.e., management of funds in vault, ordering of cash.

Based on this revision and change in services rendered, Article 3.17 shall read:

3.17 Pay TRM, via ACH authorization, a monthly rental fee of $195.00 plus sales tax, as appropriate, per ATM covered under this agreement. TRM may offset rental fees then payable against Retailer's share of the Convenience Fee revenue. Rental fee for the first month is due prior to ATM installation.



TRM CORPORATION

/s/ Danial Tierny
-------------------------------------------------------------------------------
Signature
DAN TIERNY SR. V.P. ORGANIZATIONAL DEVELOPMENT
-------------------------------------------------------------------------------
Name & Title
May 17, 2001
-------------------------------------------------------------------------------
Date



THE BANCORP.COM

/s/ Jill Kelly
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Signature
Jill E. Kelly Senior Vice President
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Name & Title
5.22.01
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Date

                             TRM & THE BANCORP.COM
            AMENDMENT III TO ATM AGREEMENT DATED SEPTEMBER 11, 2000

               Revision to Articles 2.8, 3.3 & 3.17 & Commissions

Based on agreement by both parties, the following changes will apply to the following articles contained within the Agreement dated September 11, 2000 between TRM and The Bancorp.com.

Article

2.8     shall be amended to read as follows:

        "TRM will provide for all necessary servicing (1st and 2nd line) and maintenance of the ATMs and provide all necessary supplies on an as needed basis such that ATM uptime is maximized."

        1st & 2nd line service commitment:

           7 days a week   8AM - 5 PM  4 hours response time

3.3  will be deleted from said agreement effective with the March 2002 billing.

3.17 Pay TRM, via ACH authorization, a monthly rental fee of $190.00 plus sales tax, as appropriate, per ATM covered under this agreement. TRM may offset rental fees then payable against Retailer's share of the Convenience Fee revenue. Rental fee for the first month is due prior to ATM installation.

                                  COMMISSIONS

TRM will pay The Bancorp.com 100% of the Convenience Fee revenue for all Convenience fee based transactions at locations where a TRM ATM is installed.



TRM CORPORATION

/s/ Danial Tierny
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Signature
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Name & Title Danial Tierny Sr. V.P. Organizational Development
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Date
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THE BANCORP.COM

/s/ Jill Kelly
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Signature
Jill Kelly SVP OPS
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Name & Title
2.27.02
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Date